SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of                              Commission File
   earliest event reported):                                  Number:

       November 1, 2000                                      1-10210





                                  eGlobe, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                                  13-3486421
  (State or other jurisdiction of              (IRS Employer Identification
           incorporation)                                 Number)



                         1250 24th Street, NW, Suite 725
                             Washington, D.C. 20037
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 822-8981

          (Former name or former address, if changed since last report)
                                       NA

                                  EGLOBE, INC.

ITEM 5.           OTHER EVENTS
                  ------------

                  eGlobe, Inc. ("eGlobe") announced today that its Board of Directors has declared a one-for-4.7 reverse stock split, which will be effective on November 13, 2000.

                  eGlobe issued a press release today describing the reverse stock split. The press release is filed as Exhibit 99 to this current report on Form 8-K and is incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

(c)      Exhibits.


                  99.      Press release relating to reverse stock split.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  eGLOBE, INC.

Date: November 1, 2000                                By: /s/ David Skriloff
                                                        ------------------------
                                                         David Skriloff
                                                         Chief Financial Officer

Exhibit Number                          Exhibit
--------------                          -------

   99. Press release relating to reverse stock split.